              NUMBER                                         SHARES
        T

        CLASS A COMMON STOCK                          CLASS A COMMON STOCK
            NO PAR VALUE                                   NO PAR VALUE

   THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 26816Q 10 1
IN NEW YORK, NY AND RIDGEFIELD PARK, NJ      SEE REVERSE FOR CERTAIN DEFINITIONS

                                  DYNEGY INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

This Certifies that




is the record holder of

        FULLY PAID AND NON ASSESSABLE SHARES OF CLASS A COMMON STOCK OF

Dynegy Inc. (hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Illinois and to all of the provisions of the Restated Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the seal and the facsimile signatures of the Corporation's duly authorized officers.

Charles L. Watson
     Chairman of the Board and
      Chief Executive Officer          DYNEGY INC.
                                        CORPORATE
Kenneth Randolph                           SEAL
     Secretary                          ILLINOIS

Dated:

COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                          TRANSFER AGENT
                                          AND REGISTRAR

By

                                    AUTHORIZED SIGNATURE


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                                  DYNEGY INC.

        The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation at its principal place of business.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -as tenants in common
        TEN ENT -as tenants by the entireties
        JT TEN -as joint tenants with the right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT-                     Custodian
                           -------------------           -------------------
                                 (Cust)                         (Minor)

                           Under Uniform Gifts to Minors
                           Act
                              ----------------------------------------------
                                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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--------------------------------------------------------------------------------
Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee

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------------------------------------------------------------------------- shares of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------------

                                           X
                                           ------------------------------------
                                                       (Signature)
        NOTICE:
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

                                           X
                                           ------------------------------------
                                                       (Signature)

                                           THE SIGNATURE(S) SHOULD BE GUARANTEED
                                           BY AN "ELIGIBLE GUARANTOR
                                           INSTITUTION" AS DEFINED IN RULE
                                           17Ad-15 UNDER THE SECURITIES EXCHANGE
                                           ACT OF 1934, AS AMENDED.
                                           ------------------------------------
                                           SIGNATURE(S) GUARANTEED BY: